UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2001

ZEROS & ONES, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

33-26531LA	88-0241079
(Commission File Number)	(I.R.S. Employer Identification No.)

1714 16th Street, Santa Monica, CA 90404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 399-9901
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document:	2

ITEM 1.            CHANGES IN CONTROL OF REGISTRANT

                           Not Applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS

                           Not Applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP

                           Not Applicable.

ITEM 4.            CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                           Not Applicable.

ITEM 5.            OTHER EVENTS

On July 18, 2001, Zeros & Ones, Inc. announced that it had reached a final settlement agreement on an action and counter-action with Steve Schklair, former director and officer.  A copy of the press release is attached as exhibit 99.1 and we incorporate it by reference.

ITEM 6.            RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

                           Not Applicable.

ITEM 7.            FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

                           (a)         Financial Statements of Busines s Acquired

                                        Not Applicable.

                           (b)        Pro Forma Financial Information

                                        Not Applicable.

                           (c)         Exhibits

                                        99.1   Press Release disseminated July 18, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZEROS & ONES, INC.
(Registrant)

Date: July 18, 2000

/s/ Robert J. Holtz
Robert J. Holtz, Chief Executive Officer